FEDERATED GOVERNMENT TRUST
Automated Government Cash Reserves
Automated Treasury Cash Reserves
U.S. Treasury Cash Reserves
Supplement to Prospectuses dated June 30, 1998


The Special Meeting of Shareholders originally scheduled to be held June 28, 1999, was adjourned to August 11, 1999 at 2:00 p.m., (Eastern time), at 2800 Corporate Drive, Pittsburgh, PA 15237-7000 with respect to the following proposals. Shareholders will be notified if any of these proposals are not approved by shareholders.

Shareholders will be asked to consider the following proposals:

                    (1)    To elect seven Trustees.

                    (2) To ratify the selection of the Trust's independent auditors.

                    (3) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, Automated Government Cash Reserves, (the "Government Fund") and Money Market Obligations Trust, on behalf of its series, Automated Government Cash Reserves (the "New Government Fund"), whereby the New Government Fund would acquire all of the assets of the Government Fund in exchange for shares of the New Government Fund to be distributed pro rata by the Government Fund to its shareholders in complete liquidation and termination of the Government Fund (Government Fund only).

                    (4) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, Automated Treasury Cash Reserves, (the "Treasury Fund") and Money Market Obligations Trust, on behalf of its series, Automated Treasury Cash Reserves (the "New Treasury Fund"), whereby the New Treasury Fund would acquire all of the assets of the Treasury Fund in exchange for shares of the New Treasury Fund to be distributed pro rata by the Treasury Fund to its shareholders in complete liquidation and termination of the Treasury Fund (Treasury Fund only).

(5) To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its portfolio, U.S. Treasury Cash Reserves, (the "Treasury Cash Fund") and Money Market Obligations Trust, on behalf of its series, U.S. Treasury Cash Reserves (the "New Treasury Cash Fund"), whereby the New Treasury Cash Fund would acquire all of the assets of the Treasury Cash Fund in exchange for shares of the New Treasury Cash Fund to be distributed pro rata by the Treasury Cash Fund to its shareholders in complete liquidation and termination of the Treasury Cash Fund (Treasury Cash Fund only).

                           To transact such other business as may properly come
before the meeting or any adjournment thereof.



                                                                    June 28 1999

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Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779 Cusip 314186107 Cusip 314186404 Cusip 314186503 Cusip
314186305 G02637-04 (6/99)